Item 1: Report to Shareholders

Global Stock Fund	April 30, 2007

The views and opinions in this report were current as of April 30, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Global stocks delivered excellent results during the past six months, despite a stunning reversal at the end of February. Non-U.S. equities overall were stronger than their U.S. counterparts, and Latin American shares were especially robust. Value stocks topped growth for the most part, while small-cap shares were generally more buoyant than large-caps.

Your fund outpaced the returns of the MSCI All Country World Index and the Lipper Global Large-Cap Growth Funds Average during the 6- and 12-month periods ended April 30, 2007. (Results for the Advisor shares were slightly lower, reflecting their higher expense ratio.) Superior stock selection was responsible for the fund’s relatively strong performance during the past six months.

HIGHLIGHTS

• Following a sharp downturn in February, global stocks posted strong results during the past six months.

• The fund surpassed the benchmark index due to superior stock selection.

• Telecoms and financials were among the portfolio’s strongest contributors, while our health care stocks restrained performance.

• We remain upbeat about the future of the global economy and global equity markets.

WHAT STRONGER FOREIGN CURRENCIES MEAN FOR INTERNATIONAL INVESTORS AND ECONOMIES

Many non-U.S. currencies strengthened versus the U.S. dollar in the one-year period ended April 30, 2007. For example, the British pound sterling rose 10%, the Indian rupee 9%, and the euro more than 8%. The greenback’s weakness reflects the domestic economic slowdown, the trade deficit with China and other major trading partners, expectations for U.S. interest rates to remain steady or decline, and rising rates in Europe and parts of Asia, where economic growth is picking up. Another factor is that several non-U.S. central banks have been shifting some of their currency reserves to nondollar currencies, thus decreasing global demand for dollars.

Stronger foreign currencies have benefited many U.S. investors who owned assets in non-U.S. countries. All other things being equal, when a non-U.S. currency strengthens against the U.S. dollar, the value of assets denominated in the other currency increases when converted into dollars. For example, the MSCI EAFE Index returned 14.33% in local currency terms over the last year, but in dollar terms, the index returned 20.32%. Of course, when the dollar strengthens relative to other currencies—as it has versus the Japanese yen over the last 12 months—the value of assets denominated in the other currency decreases when exchanged into dollars. In yen terms, the MSCI Japan Index (a measure of Japanese stocks) returned 2.79%, but in dollar terms, it returned -1.78%.

Although the greenback could exhibit strength in some relatively short periods, T. Rowe Price International believes that the dollar is likely to decline against its major counterparts over the long term as the trade deficit grows and as other economies and regions ascend in global importance. Fundamentally, a weakening dollar over time could help alleviate the trade gap by making U.S. products cheaper in overseas markets and foreign-made goods more expensive in the U.S. As a result, higher import prices would add to inflation pressures and could force U.S. interest rates higher. In contrast, lower-priced U.S. exports to other countries could help restrain inflation and interest rate increases in those economies, which could help extend their economic expansions.

MARKET REVIEW

The global economy has been characterized by substantial expansion with reasonably contained inflation. After a bout of volatility in late February and early March, triggered by a precipitous decline in the Shanghai stock market, the U.S. and most non-U.S. markets posted respectable gains for the past six months. Fears that a troubling number of defaults in the U.S. subprime mortgage market would spill over into the broad U.S. economy weighed heavily on the markets. Notwithstanding these concerns, we believe the worst in the housing market is now behind us and that the U.S. and global economies will remain on track.

Improving economic news and a series of mergers and acquisitions helped European markets. Developed Asian markets performed well, notwithstanding the lagging Japanese market. Investors brushed aside fears that emerging markets had peaked, and bullish sentiment boosted many emerging markets indices by the end of April. With investors regaining their tolerance for risk, small-caps delivered good results. The dollar continued to lose ground against the euro and pound sterling and recently slipped versus the yen as well.

Growth in Japan remained the major concern in developed markets as economic data remained mixed. In Europe, we prefer the Continental markets to the U.K. Non-U.S. equity valuations remain more attractive than those in the U.S., as measured by price-to-earnings and price-to-book ratios.

PORTFOLIO PERFORMANCE AND STRATEGY

As discussed in previous reports, the stocks we select for your portfolio represent our best global investment ideas. We focus on companies with competitive advantages that are operating in industries with stable to improving fundamentals. Our worldwide investment team attempts to recognize market trends in their early stages and, based on that analysis, identify the best investment opportunities that we see unfolding. The themes and companies that we have been focusing on include our best ideas covering a broad range of industries.

The leading absolute contributor to performance for the period was Bharti Airtel as India is the third-largest and fastest-growing mobile market in the world. The portfolio also benefited from Brazilian holding Companhia Vale Do Rio Doce (CVRD), a global diversified mining company, which is the largest iron ore producer in the world. Shares of CVRD rose in value after the company’s announcement of an increased dividend and solid 2006 earnings. The outlook for Brazilian iron ore has improved in response to Chinese demand and other factors. (Please refer to the fund’s portfolio of investments for a detailed list of holdings and the amount of the portfolio each represents.)

Relative performance versus the benchmark was aided primarily by stock selection within the financial sector. U.S. financial giant Investors Financial Services was up substantially following its sale to State Street at a significant premium. We eliminated the stock after its advance. Also within financials, BRD-Groupe Societe Generale of Romania delivered excellent results despite rapid branch expansion. Once the company’s network in Romania reaches critical mass, we believe earnings could accelerate. National Bank of Greece reported net income well ahead of consensus estimates; the outlook is for the company to continue performing well thanks to growth in both operating margin and volume. The company’s earnings appear more sustainable than many of its competitors as it has less exposure to capital markets.

Telecom stocks were also positive contributors to relative performance, reflecting our overweight position in the sector and beneficial stock selection, mainly in the wireless segment. In energy, U.S. energy service companies Grant Prideco and Smith International added significant value. Grant Prideco beat earnings estimates, thanks to strength in the company’s core drilling products business and the developing boom in rig construction. The company is not as sensitive to changes in natural gas prices as its competitors, its stock is attractively valued, and it enjoys a competitive advantage since it owns more than half of the cyclical drill pipe market. Smith International’s suite of services is relatively stable and less cyclically sensitive than its peers. Operating margins are currently high throughout the industry.

On the downside, biotechnology stock Amgen and pharmaceutical Atherogenics hurt the portfolio’s absolute performance. Amgen is experiencing a setback in its products pipeline. The safety of the company’s cancer drug has been under scrutiny since new studies indicate that patients treated with the drug had a higher death rate than those who did not receive it. Atherogenics’ pivotal phase III tests of a new drug missed its primary objective, and it will take more clinical trials, time, and funding to demonstrate the drug’s effectiveness for FDA approval. Also hurting absolute results was Japan’s Take And Give Needs, whose shares stumbled due to disappointing results in the company’s catering business and in new areas, including wedding portal site operation.

During the period, we purchased additional shares of CVRD. We also bought Schneider, a leader in the field of electrical equipment distribution with exposure to the European construction industry at a time when the economic background looks attractive; Mitsubishi Estate, the largest real estate developer in Japan, which is well positioned to benefit from growing cash flow, higher rental income, and low interest rates; and D.R. Horton, a firm primarily engaged in the construction and sale of single-family houses in the entry-level and move-up markets. Horton’s more aggressive approach to inventory reductions and cost-cutting initiatives should lead to above-average earnings growth as stability returns to the industry, which in turn should drive performance relative to its peers.

Among our sales were Sumitomo Mitsui Financial Group, whose earnings are growing more slowly than expected in a flat interest rate environment; Deutsche Boerse, which we sold on strength following robust earnings growth in 2006; and BHP Billiton, the world’s largest mining company, based in Australia.

Regarding our investment strategy moving forward, we will continue to focus on firms with growing market share, sustainable profit margins, good free cash flow, long product cycles, and appealing stock price valuations. In addition, we seek companies with competitive advantages operating in industries with stable to improving fundamentals.

We continue to take notice of the growth of mobile communication in both emerging markets (increased penetration) and North America (wireless towers). Emerging markets wireless companies have been benefiting from low penetration rates and rational competition. There are also opportunities in developed markets, especially in the wireless tower companies due to high barriers to entry, pricing power, fixed costs, and the ability to support high amounts of financial leverage.

Within energy, we are emphasizing U.S.-based energy services and equipment firms. The competitive advantages of scale, technology, and diversification allow them to have a significant global presence as the challenges of finding new sources of oil and gas lead to more complex exploration and production projects. Within health care, aging global populations, particularly in developed regions, should continue to drive demand for pharmaceuticals and health care services.

INVESTMENT OUTLOOK

We believe the global economy will continue to expand, albeit at a slightly slower pace than the rapid growth of recent years. Technological advances, economic reforms, and converging business practices have fostered extended periods of synchronized growth, led by fast-growing economies like China and India. However, the global equity sell-off at the end of February served as a reminder of the risks arising from a significant global slowdown or a sudden reduction in investors’ risk appetite. An unexpected pullback in U.S. global consumer demand remains a risk to the global economy. However, we continue to believe that economic and corporate fundamentals support our positive outlook for global equities.

We remain upbeat about the future of global investing and are committed to our strategy of emphasizing companies that we believe have the greatest growth potential in a dynamic global investment environment.

Respectfully submitted,

Robert N. Gensler
Chairman of the fund’s Investment Advisory Committee

May 18, 2007

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk—or a decline in the value of a foreign currency versus the U.S. dollar—which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Gross domestic product (GDP): The total market value of all goods and services produced in a country in a given year.

Lipper averages: The averages of available mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

MSCI All Country World Index: A capitalization-weighted index of stocks from developed and emerging markets worldwide.

Price/earnings (P/E) ratio: Calculated by dividing a stock’s market value per share by the company’s earnings per share for the past 12 months or by expected earnings for the coming year.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee. Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights

For a share outstanding throughout each period

Investor Class

	6 Months Ended 4/30/07‡	Year Ended 10/31/06‡	10/31/05‡	10/31/04	10/31/03	10/31/02
NET ASSET VALUE						
Beginning of period	$ 21.99	$ 18.01	$ 14.57	$ 13.07	$ 10.90	$ 12.96
Investment activities						
Net investment income	0.08	0.11*	0.06*	0.03*	0.05*	0.02*
Net realized and unrealized gain (loss)	3.21	4.21	3.46	1.52	2.15	(1.96)
Total from investment activities	3.29	4.32	3.52	1.55	2.20	(1.94)
Distributions						
Net investment income	(0.09)	(0.02)	(0.08)	(0.04)	(0.03)	(0.12)
Net realized gain	(0.99)	(0.32)	–	(0.01)	–	–
Total distributions	(1.08)	(0.34)	(0.08)	(0.05)	(0.03)	(0.12)
NET ASSET VALUE **End of period**	**$ 24.20**	**$ 21.99**	**$ 18.01**	**$ 14.57**	**$ 13.07**	**$ 10.90**

Ratios/Supplemental Data

Total return^	**15.34%**	**24.26%***	**24.24%***	**11.89%***	**20.24%***	**(15.15)%***
Ratio of total expenses to average net assets	0.89%†	1.00%*	1.18%*	1.20%*	1.20%*	1.20%*
Ratio of net investment income to average net assets	0.65%†	0.52%*	0.39%*+	0.22%*	0.42%*	0.20%*
Portfolio turnover rate	74.5%†	140.6%	154.8%	72.3%	38.7%	48.4%
Net assets, end of period (in thousands)	$ 562,745	$ 359,131	$ 123,456	$ 77,258	$ 74,725	$ 62,735

‡ Per share amounts calculated using average shares outstanding method.

* Excludes expenses in excess of a 1.00% contractual expense limitation in effect through 2/29/08 and expenses in excess of a 1.20% contractual expense limitation in effect through 10/1/05.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

† Annualized

\+ Includes the effect of a one-time special dividend (0.22% of average net assets) that is not expected to recur.

The accompanying notes are an integral part of these financial statements.

Unaudited

Financial Highlights

For a share outstanding throughout each period

Advisor Class

	6 Months Ended 4/30/07‡	4/28/06 Through 10/31/06‡
NET ASSET VALUE		
Beginning of period	$ 21.97	$ 21.39
Investment activities		
Net investment income	0.04*	0.01
Net realized and unrealized gain	3.22	0.57
Total from investment activities	3.26	0.58
Distributions		
Net investment income	(0.09)	–
Net realized gain	(0.99)	–
Total distributions	(1.08)	–
NET ASSET VALUE		
End of period	**$ 24.15**	**$ 21.97**

Ratios/Supplemental Data

Total return^	**15.21%***	**2.71%**
Ratio of total expenses to average net assets	1.15%†*	1.12%†
Ratio of net investment income to average net assets	0.36%†*	0.05%†
Portfolio turnover rate	74.5%†	140.6%
Net assets, end of period (in thousands)	$ 1,515	$ 368

‡ Per share amounts calculated using average shares outstanding method.

* Excludes expenses in excess of a 1.15% contractual expense limitation in effect through 2/29/08.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

† Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments †

(Cost and value in $ 000s)

	Shares	Value
AUSTRIA 1.8%		
Common Stocks 1.8%		
Erste Bank der Oesterreich Sparkasse (1)	125,000	10,036
Total Austria (Cost $7,715)		10,036
BELGIUM 1.3%		
Common Stocks 1.3%		
UCB (1)	120,000	7,142
Total Belgium (Cost $7,475)		7,142
BRAZIL 6.0%		
Common Stocks 4.8%		
Companhia Vale Do Rio Doce, ADR (USD)	455,000	15,556
Petroleo Brasileiro, ADR (USD)	60,000	5,353
Submarino	180,000	6,425
		27,334
Preferred Stocks 1.2%		
Banco Itau Holdings Financiera	170,000	6,543
		6,543
Total Brazil (Cost $24,167)		33,877
CHINA 2.6%		
Common Stocks 2.6%		
China Shenhua Energy (HKD)	1,620,000	4,031
Gome Electrical Appliances (HKD)	2,885,000	4,420
Tencent Holdings (HKD)	1,800,000	6,148
Total China (Cost $12,024)		14,599

ITALY 2.0%		
Common Stocks 2.0%		
Banco Popolare di Verona (1)	170,000	5,672
Intesa Sanpaolo – RNC (1)(2)	730,000	5,876
Total Italy (Cost $9,623)		11,548
JAPAN 3.1%		
Common Stocks 3.1%		
Jupiter Telecom (2)	4,500	3,735
Mitsubishi Estate	375,000	11,613
Take And Give Needs (1)	3,565	2,420
Total Japan (Cost $17,796)		17,768
MEXICO 4.9%		
Common Stocks 4.9%		
America Movil, ADR, Series L (USD)	345,000	18,123
Grupo Financiero Banorte S.A.B. de C.V.	2,150,000	9,364
Total Mexico (Cost $18,207)		27,487
NORWAY 1.0%		
Common Stocks 1.0%		
Statoil ASA (1)	200,000	5,620
Total Norway (Cost $4,539)		5,620
OMAN 0.5%		
Common Stocks 0.5%		
Bank Muscat SAOG, GDR, Regulation S shares (USD)	237,500	2,923
Total Oman (Cost $2,479)		2,923

UNITED KINGDOM 1.2%

Common Stocks 1.2%

Royal Bank of Scotland	175,000	6,698
Total United Kingdom (Cost $6,818)		6,698

UNITED STATES 41.3%

Common Stocks 41.3%

Advance Auto Parts	140,000	5,768
Aetna	180,000	8,438
Amdocs (2)	155,000	5,696
American Tower Systems, Class A (2)	620,000	23,561
Caterpillar	80,000	5,810
Cephalon (2)	100,000	7,961
D. R. Horton	550,000	12,199
Electronic Arts (2)	110,000	5,545
Genentech (2)	105,000	8,399
Gilead Sciences (2)	72,000	5,884
Goldman Sachs	52,000	11,368
Google, Class A (2)	23,000	10,842
Grant Prideco (2)	150,000	7,731
Health Net (2)	100,000	5,406
Hovnanian Enterprises (2)	235,000	5,638
Juniper Networks (2)	600,000	13,416
Marvell Technology Group (2)	425,000	6,855
Monster Worldwide (2)	240,000	10,092
Murphy Oil	145,000	8,039
Omnicare	133,400	4,425
Red Hat (2)	143,000	3,023
Schlumberger	135,000	9,967
Smith International	225,000	11,799
Southwest Airlines	345,000	4,951
Tyco International	350,000	11,420
UTi Worldwide	200,000	4,694

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

(In thousands except shares and per share amounts)

Assets		
Investments in securities, at value		
Non-affiliated companies (cost $569,947)	$	653,479
Affiliated companies (cost $2,650)		2,650
Total investments in securities		656,129
Receivable for investment securities sold		7,953
Receivable for shares sold		2,333
Dividends and interest receivable		473
Cash		77
Foreign currency (cost $1)		1
Other assets		4,137
Total assets		671,103
Liabilities		
Obligation to return securities lending collateral		98,924
Payable for investment securities purchased		3,143
Payable for shares redeemed		385
Investment management fees payable		296
Due to affiliates		49
Other liabilities		4,046
Total liabilities		106,843
NET ASSETS	$	564,260
Net Assets Consist of:		
Undistributed net investment income	$	1,266
Undistributed net realized gain		18,759
Net unrealized gain		83,539
Paid-in capital applicable to 23,313,391 shares of $0.01 par value capital stock outstanding; 2,000,000,000 shares of the Corporation authorized		460,696
NET ASSETS	$	564,260

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Operations

($ 000s)

		6 Months Ended 4/30/07
Investment Income (Loss)		
Income		
Dividend (net of foreign taxes of $286)	$	3,426
Securities lending		88
Interest		24
Total income		3,538
Expenses		
Investment management		1,501
Shareholder servicing		
Investor Class		291
Custody and accounting		130
Registration		41
Prospectus and shareholder reports		
Investor Class		24
Legal and audit		16
Directors		3
Rule 12b-1 fees – Advisor Class		1
Miscellaneous		18
Repayments of fees and expenses		
Expenses repaid to manager		18
Total expenses		2,043
Net investment income		1,495
Realized and Unrealized Gain (Loss)		
Net realized gain (loss)		
Securities		18,990
Foreign currency transactions		(8)
Net realized gain		18,982
Change in net unrealized gain (loss)		
Securities		41,370
Other assets and liabilities denominated in foreign currencies		(44)
Change in net unrealized gain		41,326
Net realized and unrealized gain		60,308
INCREASE IN NET ASSETS FROM OPERATIONS	$	61,803

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($ 000s)

	6 Months Ended 4/30/07	Year Ended 10/31/06
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 1,495	$ 1,401
Net realized gain	18,982	19,649
Change in net unrealized gain	41,326	25,238
Increase in net assets from operations	61,803	46,288
Distributions to shareholders		
Net investment income		
Investor Class	(1,555)	(166)
Advisor Class	(2)	–
Net realized gain		
Investor Class	(17,105)	(2,649)
Advisor Class	(18)	–
Decrease in net assets from distributions	(18,680)	(2,815)
Capital share transactions*		
Shares sold		
Investor Class	173,631	249,375
Advisor Class	1,485	357
Distributions reinvested		
Investor Class	17,683	2,715
Advisor Class	20	–
Shares redeemed		
Investor Class	(30,825)	(59,977)
Advisor Class	(404)	–
Redemption fees received	48	100
Increase in net assets from capital share transactions	161,638	192,570
Net Assets		
Increase during period	204,761	236,043
Beginning of period	359,499	123,456
End of period	**$ 564,260**	**$ 359,499**
Undistributed net investment income	1,266	1,328

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Global Stock Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund seeks long-term growth of capital through investments primarily in the common stocks of established companies throughout the world, including the U.S. The fund has two classes of shares: the Global Stock Fund original share class, referred to in this report as the Investor Class, offered since December 29, 1995, and the Global Stock Fund—Advisor Class (Advisor Class), offered since April 28, 2006. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

New Accounting Pronouncements In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. Management is evaluating the anticipated impact, if any, that FIN 48 will have on the fund upon adoption, which, pursuant to a delay granted by the U.S. Securities and Exchange Commission, is expected to be on the last business day of the fund’s semiannual period, April 30, 2008.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (“FAS 157”), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning November 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At April 30, 2007, approximately 22% of the fund’s net assets were invested in securities of companies located in emerging markets or denominated in or linked to the currencies of emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At April 30, 2007, the value of loaned securities was $96,392,000; aggregate collateral consisted of $98,924,000 in the money market pooled account and U.S. government securities valued at $3,181,000.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $307,834,000 and $169,466,000, respectively, for the six months ended April 30, 2007.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of April 30, 2007.

At April 30, 2007, the cost of investments for federal income tax purposes was $572,597,000. Net unrealized gain aggregated $83,539,000 at period-end, of which $94,489,000 related to appreciated investments and $10,950,000 related to depreciated investments.

NOTE 4 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. Similarly, a tax on net profits, including interest income and realized and unrealized capital gains, is imposed by certain other countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Tax expense attributable to income is accrued by the fund as a reduction of income. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2007, the fund had no taxes payable attributable to foreign securities, no deferred tax liability attributable to foreign securities, and $399,000 of foreign capital loss carryforwards, including $12,000 that expire in 2009, $240,000 that expire in 2010, and $147,000 that expire thereafter through 2012.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2007, the effective annual group fee rate was 0.30%.

The Investor Class and Advisor Class are also subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, the manager is required to waive its management fee and/or reimburse expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation. Each class is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the class’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than the repayment dates indicated in the table below.

Pursuant to this agreement, expenses in the amount of $18,000 were repaid during the six months ended April 30, 2007. For the six months ended, April 30, 2007, the Investor Class operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended April 30, 2007, expenses incurred pursuant to these service agreements were $62,000 for Price Associates, $182,000 for T. Rowe Price Services, Inc., and $39,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees. During the six months ended April 30, 2007, dividend income from the T. Rowe Price Reserve Funds totaled $226,000, and the value of shares of the T. Rowe Price Reserve Funds held at April 30, 2007, and October 31, 2006, was $2,650,000 and $3,629,000, respectively.

As of April 30, 2007, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 1,152,037 shares of the Investor Class, representing 5% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 7, 2007, the fund’s Board of Directors unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price International, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. In this regard, the Board noted that a portion of the advisory fees were being waived. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board showed that the fund’s management fee (after waivers) and expense ratio were generally below the median of comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 28, 2007

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	June 28, 2007